UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 7

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(857) 242-3700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2013, Sarepta Therapeutics, Inc. (the “Company”) announced via press release the Company’s results for the three and nine months ended September 30, 2013. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 12, 2013, the Company announced via press release updates relating to its most recent meeting with the U.S. Food and Drug Administration. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this report is furnished pursuant to Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 2.02 and Item 7.01of this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Earnings press release dated November 12, 2013.

99.2	Regulatory update press release dated November 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Sandesh Mahatme
Sandesh Mahatme Senior Vice President, Chief Financial and Chief Accounting Officer

Date: November 12, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings press release dated November 12, 2013.

99.2	Regulatory update press release dated November 12, 2013.